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                                                                   EXHIBIT 10.1
                                   COCENSYS, INC.

                       1998 NON-OFFICER EQUITY INCENTIVE PLAN

           ADOPTED BY THE BOARD OF DIRECTORS EFFECTIVE SEPTEMBER 16, 1998



1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Consultants may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Nonstatutory Stock Options, (ii) stock bonuses and (iii) rights to purchase restricted stock, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Consultants, to secure and retain the services of new Employees and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board, be either (i) Nonstatutory Stock Options granted pursuant to Section 6 hereof, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be in such form as issued pursuant to Section 6.

2.   DEFINITIONS.

     (a) "AFFILIATE" means a corporation or other organization or person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, as defined in Rule 144 of the Securities Act.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c)  "CODE"" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)  "COMPANY" means CoCensys, Inc., a Delaware corporation.

     (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include a Director.

     (g) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means the service relationship of a person, whether as an Employee or a Consultant, is not interrupted or terminated. The Board or the Committee, in that party's sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of:

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(i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h)  "DIRECTOR" means a member of the Board.

     (i) "DISABILITY" means that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted for a sufficiently long period of time for the individual to be eligible under the Company's policy of long-term disability insurance.

     (j) "EMPLOYEE" means any person employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (l) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

          (1) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a Share shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

          (2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option pursuant to Section 422 of the Code and the regulations promulgated thereunder.

     (n) "OFFICER" means an Employee of the Company who holds the position of vice president or a more senior position or is an "executive officer" of the Company as defined in Section 16 of the Exchange Act.

     (0) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan.

     (p) "OPTION AGREEMENT" means a written agreement between the Company and an Option Holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (q) "OPTION HOLDER" means a person to whom an Option is granted pursuant to the Plan.

     (r)  "PLAN" means this CoCensys, Inc. 1998 Non-Officer Equity Incentive
Plan.

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     (s)  "SHARE" means a share of Common Stock of the Company.

     (t) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus and any right to purchase restricted stock.

     (u)  "SECURITIES ACT" means the Securities Act of 1933, as amended.

     (v) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to a Stock Award and the number of Shares with respect to which a Stock Award shall be granted to each such person.

          (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan or a Stock Award as provided in Section 12.

          (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of one or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

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4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million (2,000,000) Shares. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the Shares not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     (b) The Shares subject to the Plan may be unissued Shares or reacquired Shares bought on the market or otherwise.

5.   ELIGIBILITY.

     Stock Awards may be granted only to Employees or Consultants who are not, at the time of such grants, either (i) Directors or (ii) Officers.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted or such longer or shorter term as may be provided in the Option Agreement.

     (b) PRICE. The exercise price of each Option shall be as determined by the Board and shall be set forth in the Option Agreement.

     (c) CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash or check, (ii) promissory note (except that payment of the Share's "par value", as defined in the Delaware General Corporation Law, shall not be made by deferred payment), (iii) other Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised, including by delivering to the Company an attestation of ownership of owned and unencumbered Shares in a form approved by the Company, (iv) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of the Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, (v) any combination of such methods of payment or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of any deferred payment arrangement, interest shall be charged at the minimum rate of

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interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of an Option, the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Option Holder, shall thereafter be entitled to exercise the Option.

     (e) VESTING. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the Shares allotted to that period, and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

     (f)  TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP.

          (1) If an Option Holder's Continuous Status as an Employee or Consultant terminates (other than upon the Option Holder's death or disability), the Option Holder may exercise his or her Option within such period of time designated by the Board, which shall in no event be later than the expiration of the term of the Option as set forth in the Option Agreement (the "Post-Termination Exercise Period") and only to the extent that the Option Holder was entitled to exercise the Option on the date the Option Holder's Continuous Status as an Employee or Consultant terminates. The Board may at any time extend the Post-Termination Exercise Period and provide for continued vesting during such extended period. If, as of the date of termination, the Option Holder is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Option Holder does not exercise his or her Option within the time specified in the Option Agreement or as otherwise determined above, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the Board shall have the power to permit an Option to vest, in whole or in part, during the Post-Termination Exercise Period.

          (2) An Option Holder's Option Agreement may also provide that if the exercise of the Option following the termination of the Option Holder's Continuous Status as an Employee or Consultant (other than upon the Option Holder's death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the

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expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Option Holder's Continuous Status as an Employee or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g) DISABILITY OF OPTION HOLDER. If an Option Holder's Continuous Status as an Employee or Consultant terminates as a result of the Option Holder's Disability, the Option Holder may exercise his or her Option (to the extent that the Option Holder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Option Holder is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Option Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTION HOLDER. In the event of the death of an Option Holder during, or within a period specified in the Option Agreement after the termination of, the Option Holder's Continuous Status as an Employee or Consultant, the Option may be exercised (to the extent the Option Holder was entitled to exercise the Option as of the date of death) by the Option Holder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of
(i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Option Holder was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Option Holder may elect at any time while an Employee or Consultant to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any unvested Shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

     (j)  RE-LOAD OPTIONS.

          (1) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Option Holder to a further Option (a "Re-Load Option") if the Option Holder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other Shares in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of Shares equal to the number of Shares surrendered as part or all of the exercise price of

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such Option, (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Shares subject to the Re-Load Option on the date of exercise of the original Option.

          (2) There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient Shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.   TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution so long as stock awarded under such agreement remains subject to the terms of any restrictive covenant (such as a repurchase option or reacquisition option) in favor of the Company.

     (c) CONSIDERATION. The purchase price of Shares acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash or by check at the time of purchase, (ii) at the discretion of the Board, according to a deferred payment documented by use of a promissory note or other arrangement with the person to whom the Shares are sold on such terms approved by the Board, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d) VESTING. Shares sold or awarded under the Plan may, but need not, be subject to a repurchase option or reacquisition option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

     (e) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT. If a Participant's Continuous Status as an Employee or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the Shares held by that person which have not

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vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.   CANCELLATION AND RE-GRANT OF OPTIONS.

     The Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or
(ii) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of Shares.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of Shares required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Stock Awards unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM SHARES.

     Proceeds from the sale of Shares pursuant to Stock Awards shall constitute general funds of the Company.

11.  MISCELLANEOUS.

     (a) The Board shall have the power to accelerate the time at which all or any part of a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) No Employee, Consultant or any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the

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relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

     (d) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring Shares under any Stock Award, (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks associated with the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Shares subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares upon the exercise or acquisition of Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.

     (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under a Stock Award by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the participant as a result of the exercise or acquisition of Shares under the Stock Award or
(iii) delivering to the Company owned and unencumbered Shares, including by delivering to the Company an attestation of ownership of owned and unencumbered Shares in a form approved by the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the Shares subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of Shares and price per Share subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

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     (b)  In the event of:  (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation, (3) a reverse merger in which the Company is the surviving corporation but Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation (or an Affiliate thereof) shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. If any surviving corporation (or Affiliate) refuses to assume such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then with respect to Stock Awards held by persons then performing services as Employees or Consultants, the time during which such Stock Awards may be exercised shall be accelerated to allow the Option Holders a reasonable amount of time to exercise all Shares covered by such Stock Award and the Stock Awards terminated if not exercised during such time.

13.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a)  The Board at any time, and from time to time, may amend the Plan.

     (b) The Board, in its sole discretion, may submit the Plan and/or any amendment to the Plan for stockholder approval.

     (c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (d) The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate when all Shares reserved for issuance under the Plan have been issued and all such issued Shares are no longer subject to a repurchase option or a reacquisition option in favor of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on September 16, 1998.

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                             NONSTATUTORY STOCK OPTION

                       1998 NON-OFFICER EQUITY INCENTIVE PLAN

__________________________, Optionholder:

     CoCensys, Inc. (the "Company"), pursuant to its 1998 Non-Officer Equity Incentive Plan (the "Plan"), has granted to you, the optionholder named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is NOT intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees or consultants. Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your option are as follows:

     1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of shares of Common Stock subject to this option is ____________________ (______).

     2. VESTING. Subject to the limitations contained herein, [25%] of the shares will vest (become exercisable) on ____________, ____ and the remaining [_____________] shares will vest in [thirty-six (36)] equal monthly installments thereafter until either (i) you cease to provide services to the Company for any reason, or (ii) this option becomes fully vested.

     3.   EXERCISE PRICE AND METHOD OF PAYMENT.

          (a) EXERCISE PRICE. The exercise price of this option is _________________ ($____) per share, being not less than eighty-five percent (85%) of the fair market value of the Common Stock on the date of grant of this option.

          (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                    (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                   (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

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

                  (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise; or

                   (iv) Payment by a combination of the methods of payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

     4.   WHOLE SHARES.  This option may only be exercised for whole shares.

     5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

     6. TERM. The term of this option commences on ____________, ____, the date of grant, and expires on _________________ (the "Expiration Date"), which date shall be no more than ten (10) years from date this option is granted, unless this option expires sooner as set forth below or in the Plan.
 In no event may this option be exercised on or after the Expiration Date. This option shall terminate prior to the Expiration Date as follows: three
(3) months after the termination of your Continuous Status as an Employee or Consultant with the Company or an Affiliate of the Company unless one of the following circumstances exists:

          (a) Your termination of Continuous Status as an Employee or Consultant is due to your disability. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of Continuous Status as an Employee or Consultant.

          (b) Your termination of Continuous Status as an Employee or Consultant is due to your death or your death occurs within three (3) months following your termination of Continuous Status as an Employee or Consultant for any other reason. This option will then expire on the earlier of the Expiration Date set forth above or twelve (12) months after your death.

          (c) If during any part of such three (3)-month period you may not exercise your option solely because of the condition set forth in paragraph 5 above, then your option will not expire until the earlier of the Expiration Date set forth above or until this option shall have been exercisable for an aggregate period of three (3) months after your termination of Continuous Status as an Employee or Consultant.

          (d) If your exercise of the option within three (3) months after termination of your Continuous Status as an Employee or Consultant with the Company or with an Affiliate of the Company would result in liability under section 16(b) of the Securities Exchange Act of 1934, then your option will expire on the earlier of (i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six

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

(6) months and ten (10) days after the termination of your Continuous Status as an Employee or Consultant with the Company or an Affiliate of the Company.

     However, this option may be exercised following termination of Continuous Status as an Employee or Consultant only as to that number of shares as to which it was exercisable on the date of termination of Continuous Status as an Employee or Consultant under the provisions of paragraph 2 of this option.

     7.   EXERCISE.

          (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 11(d) of the Plan.

          (b) By exercising this option you agree that, as a precondition to the completion of any exercise, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You also agree that the exercise of this option has not been completed and that the Company is under no obligation to issue any shares of Common Stock to you until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company.

     8. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

     9. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In addition, nothing in this option shall obligate the Company or any Affiliate of the Company, or officers or employees to continue any relationship which you might have as a Consultant for the Company or Affiliate of the Company.

     10. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     11. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

     Dated                     ,         .
           --------------------  --------


                              Very truly yours,

                              COCENSYS, INC.


                              Signed:
                                     -----------------------------
                                     Duly authorized on behalf
                                     of the Board of Directors



                           ACKNOWLEDGEMENT AND AGREEMENT

The undersigned optionholder:

     (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

     (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned option holder and the Company and its Affiliates regarding the acquisition of stock in the Company under this option and supersedes and terminates all prior oral and written agreements on that subject.


                              ------------------------------------
                              OPTIONHOLDER

                              Address:
                                      ----------------------------
                              ------------------------------------


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